EXHIBIT 10.14

AMENDMENT NO. 1 TO ADVISORY AGREEMENT
THIS AMENDMENT NO. 1 TO ADVISORY AGREEMENT, dated as of March 18, 2015, is entered into among GRIFFIN CAPITAL ESSENTIAL ASSET REIT II, INC., a Maryland corporation (the “Company”), GRIFFIN CAPITAL ESSENTIAL ASSET OPERATING PARTNERSHIP II, L.P., a Delaware limited partnership (the “Operating Partnership”) and GRIFFIN CAPITAL ESSENTIAL ASSET ADVISOR II, LLC, a Delaware limited liability company (the “Advisor”).
RECITALS
WHEREAS, on July 31, 2014, the Company, the Operating Partnership, and the Advisor entered into an Advisory Agreement, pursuant to which the Advisor agreed to provide certain services to the Company and the Operating Partnership, and the Company agreed to provide certain compensation to the Advisor in exchange for such services; and
WHEREAS, the Company, the Operating Partnership, and the Advisor have determined that it is advisable to enter into an amendment to the Advisory Agreement to clarify certain language related to the Advisor’s duties to the Company and the Operating Partnership.
NOW THEREFORE, the Company, the Operating Partnership, and the Advisor hereby modify and amend the Advisory Agreement as follows:

1.	Defined Terms. Capitalized terms used herein and not defined herein shall have the meanings set forth in the Advisory Agreement.

2.	Amendment to Advisory Agreement.
The first paragraph of Article IV is hereby removed and replaced with the following:
The Advisor undertakes to use its commercially reasonable best efforts to present to the Company and the Operating Partnership potential investment opportunities and to provide a continuing and suitable investment program consistent with the investment objectives and policies of the Company as determined and adopted from time to time by the Board. The Advisor agrees to devote sufficient resources to the administration of the Company and the Operating Partnership to discharge its obligations hereunder. In connection therewith, the Advisor agrees to perform the following services on behalf of the Company and the Operating Partnership.

3.	Amendment. This Amendment may not be amended or modified except in writing signed by all parties.

4.	Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of California.

5.	Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed an original, and all of which together shall constitute a single instrument

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date and year first above written.

THE COMPANY:

GRIFFIN CAPITAL ESSENTIAL ASSET REIT II, INC.

By:	/s/ Kevin A. Shields
Kevin A. Shields
Chief Executive Officer

THE OPERATING PARTNERSHIP:

GRIFFIN CAPITAL ESSENTIAL ASSET OPERATING PARTNERSHIP II, L.P.

By:	GRIFFIN CAPITAL ESSENTIAL ASSET REIT II, INC., ITS GENERAL PARTNER

By:	/s/ Kevin A. Shields
Kevin A. Shields
Chief Executive Officer

THE ADVISOR:

GRIFFIN CAPITAL ESSENTIAL ASSET ADVISOR II, LLC

By:	/s/ Kevin A. Shields
Kevin A. Shields
Chief Executive Officer